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                                                                    Exhbiit 99.3


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                          SLM STUDENT LOAN TRUST 1999-2

                       ADMINISTRATION AGREEMENT SUPPLEMENT

                           Dated as of August 12, 1999

                                       to

                         MASTER ADMINISTRATION AGREEMENT

                             Dated as of May 1, 1997

                                     Between

                             SLM FUNDING CORPORATION

                                       and

                       STUDENT LOAN MARKETING ASSOCIATION

================================================================================

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      SLM Student Loan Trust 1999-2 Administration Agreement Supplement dated as of August 12, 1999 (the "Supplement") to the Master Administration Agreement dated as of May 1, 1997 (the "Agreement") between SLM Funding Corporation (the "Seller") and Student Loan Marketing Association (the "Administrator").

      This Supplement is being delivered to the Administrator pursuant to and in satisfaction of the conditions set forth in Section 1.2(a) of the Agreement with respect to SLM Student Loan Trust 1999-2 (the "Trust"). The provisions of this Supplement shall be applicable only to SLM Student Loan Trust 1999-2.

1. The following entities are hereby designated in accordance with clause 1 of
Section 1.2(a) of the Agreement:

      The Trust:  SLM Student Loan Trust 1999-2
      The Eligible Lender Trustee: Chase Manhattan Bank Delaware
      The Interim Eligible Lender Trustee: Chase Manhattan Bank
             Delaware
      The Indenture Trustee:  Bankers Trust Company

      The initial deposit into the Collection Account on the Closing Date in accordance with Section 2.6.C of the Agreement shall be: $8,000,000.

2. Attached hereto are (i) Appendix A (SLM Student Loan Trust 1999-2) containing those definitions which shall be applicable to this Supplement and to the Agreement in connection with the Trust and this Supplement in place of the definitions contained in Appendix A (Master) attached to the Agreement; and (ii) a cross-reference table indicating modifications to the articles and sections of the Basic Documents referred to in the Agreement.

3. Each of the Basic Documents (other than the Agreement) has been executed and delivered by each of the parties thereto, are being delivered to the Administrator together with this Supplement and are in substantially the respective forms attached to the Agreement as Exhibits B through I;

4. Notwithstanding anything to the contrary set forth in Section 2.3.C.2 of the Master Administration Agreement, the Indenture Trustee shall have no liability or obligation in respect of any failed Delivery, as contemplated therein, other than with respect to a Delivery which fails as a result of any action or inaction on behalf of the Indenture Trustee.

5. The Agreement is hereby modified for purposes of SLM Student Loan Trust 1999-2 only as follows:

      (a) The last paragraph of Section 2.7 is deleted and replaced with the following:

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      Notwithstanding the foregoing, if (a) on any Distribution Date following all distributions to be made on such Distribution Date the Outstanding Amount of the Notes would be in excess of (i) the outstanding principal balance of the Trust Student Loans plus (ii) any accrued but unpaid interest on the Trust Student Loans as of the last day of the related Collection Period plus (iii) the balance of the Reserve Account on such Distribution Date following such distributions minus (iv) the Specified Reserve Account Balance for that Distribution Date, or (b) an Insolvency Event with respect to the Seller or an Event of Default has occurred and is continuing, then amounts on deposit in the Collection Account and the Reserve Account shall be applied on such Distribution Date to the payment of the Noteholders' Distribution Amount before any amounts are applied to the payment of the Certificateholders' Distribution Amount.

      (b) The last sentence of Section 3.1D is deleted and replaced with the following:

      In connection therewith, the Administrator shall calculate the T-Bill Rate and Three-Month LIBOR in accordance with the definitions thereof and shall also determine the Student Loan Rate with respect to such Distribution Date.

6. Each of the parties named on the signature pages to this Supplement by execution of this Supplement agrees, for the benefit of the Administrator and the other signatories hereto, to be bound by the terms of the Agreement in connection with the Trust, this Supplement and the other Basic Documents to the extent reference is made in the Agreement to such party. The rights and obligations of such parties under the Agreement resulting from the execution of this Supplement (other than the Seller) shall be applicable only with respect to the Trust, this Supplement and the other Basic Documents.

      This Supplement shall be construed in accordance with the laws of the State of New York, without reference to the conflict of law provisions thereof, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      This Supplement may be executed in counterparts, each of which when so executed shall together constitute but one and the same instrument.


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      IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered as of the date first above written.


                                    SLM FUNDING CORPORATION

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________


                                    SALLIE MAE SERVICING CORPORATION

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________


                                    SLM STUDENT LOAN TRUST 1999-2

                                    By Chase Manhattan Bank Delaware, not
                                    in its individual capacity but solely
                                    as Eligible Lender Trustee

                                    By:__________________________________

                                    Name:________________________________

                                    Title:_______________________________


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                                    CHASE MANHATTAN BANK DELAWARE, not in
                                    its individual capacity but solely as
                                    Eligible Lender Trustee

                                    By:__________________________________

                                    Name:________________________________

                                    Title:_______________________________


                                    BANKERS TRUST COMPANY
                                    not in its individual capacity but
                                    solely as Indenture Trustee

                                    By:__________________________________

                                    Name:________________________________

                                    Title:_______________________________

The Administrator hereby acknowledges receipt of the foregoing Supplement and hereby confirms to the Seller and the other signatories to the foregoing Supplement that the representations of the Administrator contained in Article V of the Agreement are true and correct as of the date of such Supplement.

STUDENT LOAN MARKETING ASSOCIATION

By:_______________________________

Name:_____________________________

Title:____________________________


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